POWER OF ATTORNEY
                 DIANON SYSTEMS, INC. 1996 STOCK INCENTIVE PLAN
                 ----------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Richard A. Sandberg and Kevin C. Johnson, with full power of substitution, his true and lawful attorney to execute in his name (whether on behalf of DIANON Systems, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Company's 1996 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 relating to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 29th day of October, 1996.




 /s/  Kevin C. Johnson                      /s/  Richard A. Sandberg
----------------------------               ---------------------------------
Kevin C. Johnson                           Richard A. Sandberg



 /s/  James B. Amberson, M.D.               /s/  G.S. Beckwith Gilbert
----------------------------               ---------------------------------
James B. Amberson, M.D.                    G.S. Beckwith Gilbert



 /s/  John P. Davis                         /s/  Jeffrey L. Sklar, M.D., Ph.D.
----------------------------               ---------------------------------
John P. Davis                              Jeffrey L. Sklar, M.D., Ph.D.



 /s/  Walter O. Fredericks
----------------------------
Walter O. Fredericks

                                POWER OF ATTORNEY
                 DIANON SYSTEMS, INC. 1996 STOCK INCENTIVE PLAN
                 ----------------------------------------------



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Richard A. Sandberg and Kevin C. Johnson, with full power of substitution, his true and lawful attorney to execute in his name (whether on behalf of DIANON Systems, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Company's 1996 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 relating to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 5th day of December, 1996.




 /s/  David R. Schreiber
-----------------------------
David R. Schreiber